Exhibit 99.21

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-10

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ...........................$                475,009.49
          (b)  Interest  ............................$                985,239.74
          (c)  Total  ...............................$              1,460,249.23

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ...........................$                475,009.49
          (b)  Interest  ............................$                951,950.82
          (c)  Total  ...............................$              1,426,960.31

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month:  ...................................$                 42,476.82

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ...........................$                359,400.54
          (b)  Interest  ............................$                  1,276.36
          (c)  Total  ...............................$                360,676.90

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     5.   Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a)  Principal  ...........................$                      0.00
          (b)  Interest  ............................$                      0.00
          (c)  Total  ...............................$                      0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ...........................$                      0.00
          (b)  Interest  ............................$                      0.00
          (c)  Total  ...............................$                      0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ...........................$                      0.00
          (b)  Interest  ............................$                      0.00
          (c)  Total  ...............................$                      0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ...........................$                      0.00
          (b)  Interest  ............................$                      0.00
          (c)  Total  ...............................$                      0.00

     9.   Pool Scheduled Principal Balance:  ........$            154,156,220.96

     10.  Available Funds:  .........................$              1,830,114.03

     11.  Realized Losses for prior month: ..........$                      0.00

     12.  Aggregate Realized Losses and Debt Service Reductions:

          (a) Deficient Valuations: .................$                      0.00
          (b) Special Hazard Losses: ................$                      0.00
          (c) Fraud Losses: .........................$                      0.00
          (d) Excess Bankruptcy Losses: .............$                      0.00
          (e) Excess Special Hazard Losses: .........$                      0.00
          (f) Excess Fraud Losses: ..................$                      0.00
          (g) Debt Service Reductions: ..............$                      0.00

     13.  Compensating Interest Payment: ............$                    221.63

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     14.  Accrued  Certificate  Interest,  Unpaid Class Interest  Shortfalls and
          Pay-out Rate:

      Class 10-A1...$    281,250.00     $        0.00               6.75000000%
      Class 10-A2...$    114,125.63     $        0.00               6.75000030%
      Class 10-A3...$    166,771.45     $        0.00               6.74999995%
      Class 10-A4...$     56,546.67     $        0.00               6.74999955%
      Class 10-A5...$    114,020.69     $        0.00               6.74999996%
      Class 10-A6...$    115,312.50     $        0.00               6.75000000%
      Class 10-M....$      8,724.38     $        0.00               6.75000387%
      Class 10-B1...$      4,359.38     $        0.00               6.75000774%
      Class 10-B2...$      4,359.38     $        0.00               6.75000774%
      Class 10-B3...$      2,615.63     $        0.00               6.75001290%
      Class 10-B4...$      1,743.75     $        0.00               6.75000000%
      Class 10-B5...$      2,183.15     $        0.00               6.75012949%
      Class 10-S....$     81,214.01     $        0.00               0.63143597%
      Class 10-R....$          0.56     $        0.00               6.72000000%

     15.  Principal distributable:

     Class 10-A1....$         286,487.91     Class 10-M....$            4,752.40
     Class 10-A2....$         260,182.91     Class 10-B1...$            2,374.67
     Class 10-A3....$         254,236.23     Class 10-B2...$            2,374.67
     Class 10-A4....$               0.00     Class 10-B3...$            1,424.80
     Class 10-A5....$               0.00     Class 10-B4...$              949.87
     Class 10-A6....$          62,813.85     Class 10-B5...$            1,189.21
     Class 10-PO....$               0.33     Class 10-R....$              100.00


     16.  Additional  distributions  to the Class 10-R  Certificate  pursuant to
          Section 4.01(b): ................................$                0.00

     17.  Certificate Interest Rates of:

          Class 10-S Certificates:..............      0.631436%

B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ..........    97.249398%

     2.   Category A-Senior Percentage for such Distribution Date:    32.252955%

     3.   Category B-Senior Percentage for such Distribution Date:    64.996443%

     4.   Category A-Percentage for such Distribution Date: ......    33.165198%

     5.   Category B-Percentage for such Distribution Date: ......    66.834802%

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     6.   Cat. B Group I Senior Percentage for such Distribution
          Date:...................................................    51.772731%

     7.   Cat. B Group II Senior Percentage for such Distribution
          Date:...................................................    13.223712%

     8.   Senior Prepayment Percentage for such Distribution Date:   100.000000%

     9.   Junior Percentage for such Distribution Date: ..........     2.750602%

     10.  Junior Prepayment Percentage for such Distribution Date:     0.000000%

     11.  Class A6 Percentage:....................................    20.345285%

     12.  Class A6 Prepayment Distribution Percentage:............     0.000000%

     13.  Subordinate Certificate Writedown Amount for such
          Distribution Date: ........................................$      0.00

     14.  Prepayment Distribution Triggers satisfied:

                                   YES             NO
                                   ---             --

          Class 10-B1.......        X
          Class 10-B2.......        X
          Class 10-B3.......        X
          Class 10-B4.......        X
          Class 10-B5.......        X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                      GE CAPITAL MORTGAGE SERVICES, INC.



                                      By:         /s/ Karen Pickett
                                      -------------------------------------
                                      Name:      Karen Pickett
                                      Title:     Vice President,
                                                 Investor Operations